Trenwick America Corporation
                                                                    Exhibit 99.1

                   UNITED STATES BANKRUPTCY COURT
              _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
      -----------------------------                                -------------
                                                 Reporting Period: January 2005
                                                                   -------------

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------
                                                                                       Document      Explanation
Required Documents                                                       Form No.      Attached       Attached
----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1         Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1         Yes
     Copies of bank statements                                                         N/A
     Cash disbursements journals                                         MOR-1         Yes
Statement of Operations                                                  MOR-2         Yes
Balance Sheet                                                            MOR-3         Yes
Status of Postpetition Taxes                                             MOR-4         Yes
     Copies of IRS Form 6123 or payment receipt                                        N/A
     Copies of tax returns filed during reporting period                               Yes
Summary of Unpaid Postpetition Debts                                     MOR-4         Yes
     Listing of aged accounts payable                                    MOR-4         Yes
Accounts Receivable Reconciliation and Aging                             MOR-5         Yes
Debtor Questionnaire                                                     MOR-5         Yes
----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Timothy R. Graham                                   February 22, 2005
------------------------------------------              -----------------------
Signature of Debtor                                     Date


/s/ Timothy R. Graham                                   February 22, 2005
------------------------------------------              -----------------------
Signature of Joint Debtor                               Date


/s/ Timothy R. Graham                                   February 22, 2005
------------------------------------------              -----------------------
Signature of Authorized Individual*                     Date


Timothy R. Graham
------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re:  Trenwick America Corporation                     Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements          Reporting Period:January 2005

                                                            Bank Accounts
                                              Operating        Payroll          Tax          Other
                                          ---------------------------------------------------------
           Cash-- Beg of Month                   307,842.63      35,331.89         NA           --
                                         ----------------------------------------------------------

                Receipts:
               Cash Sales                                --             --         --           --
              Accounts Rec.                              --             --         --           --
            Loans & Advances                             --             --         --           --
             Sale of Assets                              --             --         --           --
              Deposit/WT IN                      225,832.38             --         --           --
                  Other                              670.25             --         --           --
   Fund Transfer(Vista MM Redemption)                    --             --         --           --
           Transfers (Interco)                   117,846.35             --         --           --
                                         ----------------------------------------------------------

             Total Receipts                      344,348.98             --         --           --
                                         ----------------------------------------------------------

             Disbursements:
               Net Payroll                                              --         --           --
              Payroll Taxes                              --             --         --           --
         Sales, Use, & Other Tax                 (13,217.00)        (81.06)        --           --
           Inventory Purchases                           --             --         --           --
          Secured Rental/Leases                          --             --         --           --
                Insurance                                --             --         --           --
             Administrative                                             --         --           --
                 Selling                                 --             --         --           --
                  Other                                  --             --         --           --
       Transfers to Operating Acct                       --     (34,695.34)        --           --
           Transfers (Interco)                           --             --         --           --
            Professional Fees                     (6,625.00)            --         --           --
               Court Costs                               --             --         --           --
                                         ----------------------------------------------------------

           Total Disbursements                   (19,842.00)    (34,776.40)        --           --
                                         ----------------------------------------------------------

              Net Cash Flow                      324,506.98     (34,776.40)        --           --
                                         ----------------------------------------------------------

           Cash: End of Month                    632,349.61         555.49         --           --
                                          =========================================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliations
Reporting Period: January 2005

The following bank accounts have been reconciled


     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $ 632,349.61



      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $ 555.49

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended January 31, 2005

               Check Date             Amount                  Vendor Name
---------------------------------  ------------  ------------------------------------
2005-01-21                            1,625.00   CT Corporation System
2005-01-21                            5,000.00   U.S. Trustee Program Payment Center
2005-01-28                           13,217.00   Commissioner of Revenue Services
                                   -----------
Total Checks                         19,842.00
                                   -----------


Total January Disbursements        $ 19,842.00
---------------------------------  -----------

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: January 2005
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                  Month Ended      Cumulative
REVENUES                                         January 2005    Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                   $         --      $    242,183
--------------------------------------------------------------------------------
Less: Returns and Allowances                               --                --
--------------------------------------------------------------------------------
Net Revenue                                      $         --      $    242,183
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                                           --
--------------------------------------------------------------------------------
Beginning Inventory                                        --                --
--------------------------------------------------------------------------------
Add: Purchases                                             --                --
--------------------------------------------------------------------------------
Add:Cost of Labor                                          --                --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                       --                --
--------------------------------------------------------------------------------
Less: Ending Inventory                                     --                --
--------------------------------------------------------------------------------
Cost of Goods Sold                                         --                --
--------------------------------------------------------------------------------
Gross Profit                                               --           242,183
--------------------------------------------------------------------------------
OPERATING EXPENSES                                                           --
--------------------------------------------------------------------------------
Advertising                                                --                --
--------------------------------------------------------------------------------
Auto and Truck Expense                                    (85)              976
--------------------------------------------------------------------------------
Bad Debts                                                  --                --
--------------------------------------------------------------------------------
Contributions                                              --            (2,500)
--------------------------------------------------------------------------------
Employee Benefits Programs                              1,318            51,492
--------------------------------------------------------------------------------
Insider compensation*                                   8,406           985,024
--------------------------------------------------------------------------------
Insurance                                              10,292            48,800
--------------------------------------------------------------------------------
Management Fees/Bonuses **                                 --          (708,772)
--------------------------------------------------------------------------------
Office Expense                                            385           103,792
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                          1,521            47,211
--------------------------------------------------------------------------------
Repairs and Maintenance                                   122             3,599
--------------------------------------------------------------------------------
Rent and Lease Expense                                  1,385           706,047
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                              12,881           609,852
--------------------------------------------------------------------------------
Supplies                                                1,988            92,435
--------------------------------------------------------------------------------
Taxes-Payroll                                           1,539            38,963
--------------------------------------------------------------------------------
Taxes-Real Estate                                         145             3,389
--------------------------------------------------------------------------------
Taxes-Other                                                --             6,123
--------------------------------------------------------------------------------
Travel and Entertainment                                  328             5,626
--------------------------------------------------------------------------------
Utilities                                                  52             2,407
--------------------------------------------------------------------------------
Other (attach schedule)                                 4,324         5,263,460
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation           44,601         7,308,062
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     1,731           294,385
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses       (46,332)       (7,360,264)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                    --
--------------------------------------------------------------------------------
Other Income (attach schedule)                             --       (46,338,278)
--------------------------------------------------------------------------------
Interest Expense                                           --                --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                            --                --
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items         (46,332)      (53,698,542)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                         --
--------------------------------------------------------------------------------
Professional Fees                                          --                --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                --                --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                          --
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)              6,329            83,909
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                          --          (543,353)
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)       347,500         6,314,735
--------------------------------------------------------------------------------
Total Reorganization Expenses                        (341,171)       (6,774,179)
--------------------------------------------------------------------------------
Income Taxes                                               --          (170,205)
--------------------------------------------------------------------------------
Net Profit (Loss)                                $   (387,503)     $(60,302,516)
--------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: January 2005
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                   Month Ended     Cumulative
BREAKDOWN OF "OTHER" CATEGORY                     January 2005   Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                     --            2,951
--------------------------------------------------------------------------------
Legal Fees                                                  79           13,689
--------------------------------------------------------------------------------
Audit Fees                                                  --          (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                       --           46,654
--------------------------------------------------------------------------------
Board Related                                              500              534
--------------------------------------------------------------------------------
Other Fees                                               2,879        5,167,045
--------------------------------------------------------------------------------
Data Processing                                            682           47,021
--------------------------------------------------------------------------------
Seminars & Continuing Education                             --            6,886
--------------------------------------------------------------------------------
Dues & Subscriptions                                       183            5,209
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                  $      4,324     $  5,263,460
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of                                    --
--------------------------------------------------------------------------------
  Unconsolidated Subsidiaries                               --      (46,338,278)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                                $         --     $(46,338,278)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                                347,500        6,314,735
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES               $    347,500     $  6,314,735
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

** The company is in the process of finalizing year end financial results for its insurance subsidiaries in accordance with statutory reporting timetables. Actual results will be reflected in the company's future monthly operating reports. Material changes may occur.


                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: January 2005
                                                                 ---------------
                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF               BOOK VALUE ON
                            ASSETS                                        CURRENT REPORTING MONTH              PETITION DATE
------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                   4,194,513                       4,532,566
------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                              --                              --
------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                          49,223,465                      48,745,299
------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                    2,766,634                              --
------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                --                              --
------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                       20,208                         503,054
------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                  1,000                          10,000
------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                340,703                         327,755
------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            $  56,546,523                   $  54,118,674
------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                             --                              --
------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                    --                              --
------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                   --                      20,723,654
------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                     --                       3,485,693
------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                   --                              --
------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                              --                     (15,433,035)
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $          --                   $   8,776,312
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                     50,140                         266,900
------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    195,722,174                     249,660,381
------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              $ 195,772,314                   $ 249,927,281
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $ 252,318,837                   $ 312,822,267
==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF                 BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH                PETITION DATE
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                           --                              --
------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                        --                              --
------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                              --                              --
------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                              --                              --
------------------------------------------------------------------------------------------------------------------------------
Rent/Leases-- Building/Equipment                                                           --                              --
------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                  --                              --
------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                     730,763                              --
------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                   --                              --
------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                    3,890,858                              --
------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                  $   4,621,621                   $          --
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                               --                              --
------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                              --                              --
------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                    288,386,386                     289,648,446
------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                  $ 288,386,386                   $ 289,648,446
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 293,008,007                     289,648,446
------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                             100                             100
------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                        266,985,085                     266,985,085
------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                  --                              --
------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                     --                              --
------------------------------------------------------------------------------------------------------------------------------
Retained Earnings-- Pre-Petition                                                 (246,858,372)                   (246,858,372)
------------------------------------------------------------------------------------------------------------------------------
Retained Earnings-- Post-Petition                                                 (60,252,378)                             --
------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                        (563,605)                      3,047,008
------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                      --                              --
------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                $ (40,689,170)                  $  23,173,821
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                            $ 252,318,837                   $ 312,822,267
==============================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: January 2005
                                                                 ---------------

                       BALANCE SHEET -- continuation sheet

----------------------------------------------------------------------------------------------------------
                                                         BOOK VALUE AT END OF              BOOK VALUE ON
                            ASSETS                     CURRENT REPORTING MONTH             PETITION DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------------
Accrued Investment Income                                         340,703                         327,755
----------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                  $     340,703                   $     327,755
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                       1,308,827                       1,198,532
----------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                    194,412,583                     244,859,636
----------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                            764                       3,602,213
----------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                          $ 195,722,174                   $ 249,660,381
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                         BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                           CURRENT REPORTING MONTH             PETITION DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------------
Accounts Payable                                                   64,660                          42,517
----------------------------------------------------------------------------------------------------------
Accrued Expenses                                                       --                       1,290,790
----------------------------------------------------------------------------------------------------------
Interest Payable                                               12,728,025                      12,728,025
----------------------------------------------------------------------------------------------------------
Taxes Payable                                                   2,602,010                       2,601,759
----------------------------------------------------------------------------------------------------------
Due to Affiliates                                              82,787,757                      82,787,757
----------------------------------------------------------------------------------------------------------
Other Liabilities                                                      --                              --
----------------------------------------------------------------------------------------------------------
Indebtedness                                                  190,203,934                     190,197,598
----------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                        $ 288,386,386                   $ 289,648,446
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
Accrued Expenses                                                  853,136                              --
----------------------------------------------------------------------------------------------------------
Taxes Payable                                                   2,400,441                              --
----------------------------------------------------------------------------------------------------------
Due to Affiliates                                                 637,281                              --
----------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                        $   3,890,858                   $          --
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                             (563,605)                      3,047,008
----------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                            $    (563,605)                    $ 3,047,008
----------------------------------------------------------------------------------------------------------

** The company is in the process of finalizing year end financial results for its insurance subsidiaries in accordance with statutory reporting timetables. Actual results will be reflected in the company's future monthly operating reports. Material changes may occur.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: January 2005
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------
                                                     Amount
                                    Beginning      Withheld or     Amount   Date   Check. No or    Ending Tax
                                  Tax Liability      accrued        Paid    Paid        EFT        Liability
===============================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employee                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employer                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Income                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Sales                                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Excise                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Real Property                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Personal Property                        --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total State and Local                  --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Total Taxes                              --            --            --                       --       --
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                                      ============================================================================
                                                       Current          0-30          31-60        61-90      Over 90        Total
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                            --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                               --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                               --                                                                 --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Building                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Equipment                                                                                                        --
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                      --
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                           --            --            --     404,519      326,244       730,763
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                     --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                    --            --            --     404,519      326,244       730,763
----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of January 31, 2005

                Vendor                  Invoice Date           Services            Invoice Number       Amount
                ------                  ------------           --------            --------------       ------
            Ashby & Geddes                8/18/2004           June 2004             ASH486-02000          4,869.20
   Young Conaway Stargatt & Taylor        8/18/2004           June 2004             YOU401-02000          4,017.90
           Dewey Ballantine              10/14/2004           June 2004             DEW310-02000         31,049.50
   Hennigan, Bennett & Dorman, LLP       10/18/2004           June 2004             HEN111-02000         11,137.10
              Ben Branch                  8/1/2004            June 2004             DRB189-02000          1,386.00
            Ashby & Geddes               10/14/2004           July 2004             ASH327-02000          3,270.70
           Dewey Ballantine              10/14/2004           July 2004             DEW221-02000         22,186.10
   Hennigan, Bennett & Dorman, LLP        9/13/2004           July 2004             HEN421-02000          4,218.60
   Young Conaway Stargatt & Taylor        9/15/2004           July 2004             YOU206-02000          2,060.50
              Ben Branch                  9/15/2004           July 2004             BEN132-02000          1,320.00
              Ben Branch                  9/15/2004           July 2004             BEN330-02000            330.00
            Ashby & Geddes               10/14/2004          August 2004            ASH541-02000          5,414.10
           Dewey Ballantine              10/14/2004          August 2004            DEW239-02000         23,902.20
   Hennigan, Bennett & Dorman, LLP       10/18/2004          August 2004            HEN851-02000          8,518.10
            Dr. Ben Branch                8/1/2004           August 2004            DRB739-02000            739.20
            Dr. Ben Branch                8/1/2004           August 2004            DRB189-02000            184.80
            Ashby & Geddes                9/1/2004          September 2004          ASH243-02000         24,306.80
            Ashby & Geddes                9/1/2004          September 2004          ASH190-02000          1,900.14
            Ashby & Geddes                9/1/2004          September 2004          ASH607-02000          6,076.70
            Dr. Ben Branch                9/1/2004          September 2004          DRB105-02000          1,056.00
   Young Conaway Stargatt & Taylor        8/1/2004       August-September 04        YOU294-02000         29,412.08
   Hennigan, Bennett & Dorman, LLP        9/1/2004          September 2004          HEN391-02000         39,100.15
   Hennigan, Bennett & Dorman, LLP        9/1/2004          September 2004          HEN926-02000          9,265.90
          Ernst & Young, LLP              6/1/2004       June1-August 31,2004       ERN653-02000         65,342.00
        PricewaterhouseCoopers                             August-Dec 2003                               25,179.92
                                                                                                      ------------
                                                                                      91 + days         326,243.69
                                                                                                      ------------

           Dewey Ballantine               10/1/2004     October - November 04       DEW114-02000        114,570.51
            Ashby & Geddes                10/1/2004          October 2004           ASH257-02000         25,738.03
            Ashby & Geddes                10/1/2004          October 2004           ASH580-02000          5,800.80
         Lackey Hershman, LLP             11/1/2004          October 2004           LAC401-02000         40,117.30
            Ashby & Geddes                11/1/2004         November 2004           ASH102-02000         10,219.53
            Ashby & Geddes                11/1/2004         November 2004           ASH234-02000          2,344.00
            Dr. Ben Branch                10/1/2004          October 2004           DRB316-02000            316.80
   Hennigan, Bennett & Dorman, LLP        10/1/2004          October 2004           HEN609-02000         60,931.37
   Hennigan, Bennett & Dorman, LLP        10/1/2004          October 2004           HEN149-02000         14,907.50
   Hennigan, Bennett & Dorman, LLP        11/1/2004         November 2004           HEN250-02000         25,056.95
   Hennigan, Bennett & Dorman, LLP        11/1/2004         November 2004           HEN595-02000          5,954.80
        PricewaterhouseCoopers            8/1/2004      January -December 2004      PRI123-02000         98,561.95
                                                                                                      ------------
                                                                                     61-90 days         404,519.54
                                                                                                      ------------

                                                                                                      ------------
                                                                         Total Professional Fees      $ 730,763.23
                                                                                                      ------------

                                                                     MOR-4 AGING

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: January 2005
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------     --------------------------------
Accounts Receivable Reconciliation                                                               Amount
-------------------------------------------------------------------------------     --------------------------------
Total Accounts Receivable at the beginning of the reporting period                                     49,389,557
-------------------------------------------------------------------------------     --------------------------------
+ Amounts billed during the peiod                                                                           7,332
-------------------------------------------------------------------------------     --------------------------------
- Amounts collected during the peiod                                                                     (173,424)
-------------------------------------------------------------------------------     --------------------------------
Total Accounts Receivable at the end of the reporting period                                           49,223,465
-------------------------------------------------------------------------------     --------------------------------

-------------------------------------------------------------------------------     --------------------------------
Accounts Receivable Aging                                                                        Amount
-------------------------------------------------------------------------------     --------------------------------
0 - 30 days old                                                                                             7,332
-------------------------------------------------------------------------------     --------------------------------
31 - 60 days old                                                                                               --
-------------------------------------------------------------------------------     --------------------------------
61 - 90 days old                                                                                           75,000
-------------------------------------------------------------------------------     --------------------------------
91 + days old                                                                                          60,794,462
-------------------------------------------------------------------------------     --------------------------------
Total Accounts Receivable                                                                              60,876,794
-------------------------------------------------------------------------------     --------------------------------
Amount considered uncollectible (Bad Debt)                                                            (11,653,329)
-------------------------------------------------------------------------------     --------------------------------
Accounts Receivable (Net)                                                                              49,223,465
-------------------------------------------------------------------------------     --------------------------------


                              DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------     --------------------------------
Must be completed each month                                                            Yes              No
-------------------------------------------------------------------------------     --------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                    X
-------------------------------------------------------------------------------     --------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below                          X
-------------------------------------------------------------------------------     --------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                       X
-------------------------------------------------------------------------------     --------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If No, provide an explanation below.                                X
-------------------------------------------------------------------------------     --------------------------------

                                                                      FROM MOR-5
                                                                          (9/99)